This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

ALLIANCEBERNSTEIN
Investment Research and Management                             ALLIANCEBERNSTEIN
[LOGO] SM                                    VARIABLE PRODUCTS SERIES FUND, INC.
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Supplement dated November 25, 2003 to the Prospectuses dated May 1, 2003 that offer the Class A and Class B shares of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). This Supplement provides additional information under the heading "Management of the Portfolios" in the Prospectuses.

In addition to Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint"), between October 3 and November 13, 2003 over twenty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital Management L.P. ("Alliance Capital") and certain other defendants. All of these lawsuits seek an unspecified amount of damages.

As has been publicly reported, the United States Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General ("NYAG") are investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Alliance Capital is currently under investigation by these regulators for matters relating to market timing transactions in shares of certain AllianceBernstein Mutual Funds. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that Alliance Capital provide information to them.

Through November 17, 2003, Alliance Capital's internal investigation has revealed that Alliance Capital maintained relationships with certain investors who were permitted to engage in market timing trades in certain AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees ("Market Timing Relationships"). Alliance Capital believes that these Market Timing Relationships created conflicts of interest and that certain of the trades made pursuant to these relationships had an adverse effect on some of the shareholders of the AllianceBernstein Mutual Funds. These matters are the subject of the ongoing internal investigation by Alliance Capital.

The Fund's Independent Directors (the "Independent Directors") have also initiated an investigation of these matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

As announced by Alliance on November 10, 2003, John D. Carifa has resigned as Chairman of the Board of Directors and President of the Fund. The Fund's Board of Directors (the "Board") has elected Marc O. Mayer, who has assumed the leadership of Alliance's mutual fund business, as President and a Director of the Fund. The Board has elected William H. Foulk, Jr., an Independent Director, as Chairman of the Board.

As a result of Alliance Capital's involvement in market timing or for other reasons, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Any resolution of Alliance Capital's involvement in market timing and the related SEC and NYAG investigations and private lawsuits is likely to include, but not be limited to, sanctions, penalties, appropriate restitution to mutual fund shareholders and structural changes in the governance of Alliance Capital's mutual fund business. Alliance Capital is committed to full restitution of the adverse effects that inappropriate market timing transactions allowed by Alliance Capital had on the shareholders of the AllianceBernstein Mutual Funds.

You should retain this Supplement with your prospectus for future reference.

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SM This is a service mark used under license from the owner.



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